Exhibit 99.1

NEWS RELEASE November 12, 2025

Tetra Tech Reports Strong Fourth Quarter and Fiscal 2025 Results

•	Fourth Quarter 2025 Results

‒	Record Net Revenue $1.16 billion
‒	Record Operating Income of $181 million, up 26% Y/Y
‒	Record EPS $0.48, up 37% Y/Y

•	Fiscal 2025 Results

‒	Record Annual Revenue $5.44 billion
‒	Record Annual Net Revenue $4.62 billion
‒	Annual EPS $0.93; Record Adjusted Annual EPS $1.56, up 24% Y/Y
‒	Record Operating Cash Flow $458 million, up 28% Y/Y

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for the fourth quarter and fiscal year ended September 28, 2025.

Fourth Quarter 2025 Highlights (Excluding USAID and Dept. of State (DOS))

•	Revenue increased 6% Y/Y to $1.23 billion
•	Net Revenue[1] increased 10% Y/Y to $1.07 billion
•	Adjusted[1] Operating Income increased 23% Y/Y to $168 million
•	Adjusted EPS increased 29% Y/Y to $0.44

Fiscal 2025 Highlights (Excluding USAID and DOS)

•	Revenue increased 9% Y/Y to $4.79 billion

[1]	Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

•	Net Revenue increased 10% Y/Y to $4.06 billion
•	Adjusted Operating Income increased 24% Y/Y to $563 million
•	Adjusted EPS increased 31% Y/Y to $1.45

Recent Key Wins

•	$500 million multiple-award contract for environmental services for USACE Baltimore District
•	$249 million multiple-award contract for planning and engineering services for USACE Mobile District
•	$240 million single-award contract for environmental assessment services for U.S. Navy
•	$240 million multiple-award contract for planning and engineering services for USACE Norfolk District
•	$38 million multiple-award contract for transmission and distribution services for an Irish grid operator
•	$23 million single-award contract for water engineering services for Portsmouth Water in the U.K.
•	$18 million single-award contract for high-voltage energy design services for a U.S. commercial client

Quarterly Dividend and Share Repurchase Program

On November 10, 2025, Tetra Tech’s Board of Directors approved the Company’s 46th consecutive quarterly dividend at an amount of $0.065 per share, a 12% increase year-over-year, payable on December 12, 2025, to stockholders of record as of December 1, 2025. In the fourth quarter, Tetra Tech repurchased $50 million of common stock. Additionally, as of September 28, 2025, the Company had $598 million remaining under the approved share repurchase programs.

Executive Management Comments

Dan Batrack, Chairman and CEO, commented, “We finished fiscal 2025 with another strong quarter resulting in record net revenue, record operating income, and significant operating margin expansion. These all-time high results were driven by the continued strong demand for our differentiated high-end consulting services in resilient water management and digital water automation. Our strategy focused on essential water and environmental services has allowed us to successfully navigate the recent changes in U.S. federal government priorities as we achieved record financial performance for 2025.”

Roger Argus, President, stated, “Looking forward to fiscal 2026 and beyond, we see increased demand for our high-end services to address the development of water-reliant infrastructure, including data centers and industrial manufacturing. Our high-voltage engineering practice has benefited from these projects with its backlog doubling in the fourth quarter. In addition, our front-end consulting services are critical to the expansion and protection of coastal and marine infrastructure for defense clients around the world.”

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For fiscal 2026, Tetra Tech expects net revenue2 to range from $4.05 billion to $4.25 billion and EPS guidance to range from $1.40 to $1.55. The fiscal 2026 guidance for net revenue projects a range of 5% to 11% year-over-year growth, excluding fiscal 2025 USAID / DOS and episodic disaster recovery activities. For the first quarter of fiscal 2026, Tetra Tech expects net revenue to range from $950 million to $1.0 billion and EPS to range from $0.30 to $0.33.

[2]	Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components, including subcontractor costs, required to provide such reconciliation with sufficient precision.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter of fiscal 2025 results through a link posted on the Company’s website at tetratech.com on November 13, 2025, at 8:00 a.m. (PT).

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended		Fiscal Year Ended
	Sep. 28, 2025	Sep. 29, 2024	Sep. 28, 2025	Sep. 29, 2024
Revenue	$1,330,100	$1,374,474	$5,442,590	$5,198,679
USAID / DOS	(97,771)	(215,267)	(650,344)	(793,029)
Revenue excl. USAID / DOS	$1,232,329	$1,159,207	$4,792,246	$4,405,694

Revenue	$1,330,100	$1,374,474	$5,442,590	$5,198,679
Subcontractor costs	(166,791)	(229,989)	(825,230)	(876,817)
Net revenue	$1,163,309	$1,144,485	$4,617,360	$4,321,862
USAID / DOS	(91,351)	(174,379)	(555,456)	(644,672)
Net revenue excl. USAID / DOS	$1,071,958	$970,106	$4,061,904	$3,677,190

Operating Income	$181,305	$143,343	$408,419	$500,737
Contingent consideration	(9,873)	2,064	(12,228)	2,541
Legal contingency	-	-	115,000	-
Goodwill impairment	-	-	92,416	-
Acq. / Integration	-	7,138	-	7,138
Adjusted Operating Income	$171,432	$152,545	$603,607	$510,416
USAID / DOS	(3,795)	(16,063)	(40,433)	(55,497)
Adjusted OI excl. USAID / DOS	$167,637	$136,482	$563,174	$454,919

EPS	$0.48	$0.35	$0.93	$1.23
Contingent consideration	(0.03)	0.01	(0.03)	0.01
Legal contingency	-	-	0.35	-
Goodwill impairment	-	-	0.31	-
Acq. / Integration	-	0.02	-	0.02
Adjusted EPS	$0.45	$0.38	$1.56	$1.26
USAID / DOS	(0.01)	(0.04)	(0.11)	(0.15)
Adj. EPS excl. USAID / DOS	$0.44	$0.34	$1.45	$1.11

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With more than 25,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, and design sustainable and resilient infrastructure. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 29, 2024. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth above in this release.

Tetra Tech, Inc

Balance Sheet - Unaudited

(unaudited - in thousands, except par value)

	September 28,	September 29,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	167,459	232,689
Accounts receivable, net	1,158,928	1,051,461
Contract assets	138,232	129,678
Prepaid expenses and other current assets	83,434	91,585
Assets held-for-sale	61,305	-
Income taxes receivable	15,334	21,970
Total current assets	1,624,692	1,527,383

Property and equipment, net	66,148	73,065
Right-of-use assets, operating leases	197,618	177,950
Goodwill	2,049,874	2,046,569
Intangible assets, net	121,160	160,585
Deferred tax assets	106,238	105,529
Other non-current assets	116,444	101,595
Total assets	4,282,174	4,192,676

Liabilities and Equity
Current liabilities:
Accounts payable	204,725	197,440
Accrued compensation	346,912	332,096
Contract liabilities	420,254	351,738
Short-term lease liabilities, operating leases	69,099	63,419
Current contingent earn-out liabilities	24,826	26,934
Liabilities held-for-sale	28,461	-
Other current liabilities	288,113	247,900
Total current liabilities	1,382,390	1,219,527

Deferred tax liabilities	21,333	30,162
Long-term debt	763,363	812,634
Long-term lease liabilities, operating leases	154,695	140,095
Non-current contingent earn-out liabilities	32,135	21,812
Other non-current liabilities	148,094	138,033
Total liabilities	2,502,010	2,362,263

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at September 28, 2025 and September 29, 2024	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 261,418 and 267,717 shares at September 28, 2025 and
September 29, 2024, respectively	2,614	2,677
Additional paid-in capital	-	35,900
Accumulated other comprehensive loss	(95,777)	(78,875)
Retained earnings	1,872,948	1,870,620
Tetra Tech stockholders' equity	1,779,785	1,830,322
Noncontrolling interests	379	91
Total stockholders' equity	1,780,164	1,830,413
Total liabilities and stockholders' equity	4,282,174	4,192,676

Tetra Tech, Inc

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Fiscal Year Ended
	September 28,	September 29,	September 28,	September 29,
	2025	2024	2025	2024
Revenue	$1,330,100	$1,374,474	$5,442,590	$5,198,679
Subcontractor costs	(166,791)	(229,989)	(825,230)	(876,817)
Other costs of revenue	(889,163)	(899,209)	(3,656,016)	(3,455,422)
Gross profit	274,146	245,276	961,344	866,440
Selling, general and administrative expenses	(102,714)	(92,731)	(357,737)	(356,024)
Contingent consideration - fair value adjustments	9,873	(2,064)	12,228	(2,541)
Legal contingency costs	-	-	(115,000)	-
Impairment of goodwill	-	-	(92,416)	-
Acquisition and integration expenses	-	(7,138)	-	(7,138)
Income from operations	181,305	143,343	408,419	500,737
Interest expense, net	(6,806)	(7,898)	(30,802)	(37,271)
Income before income tax expense	174,499	135,445	377,617	463,466
Income tax expense	(46,623)	(39,265)	(129,668)	(130,023)
Net income	127,876	96,180	247,949	333,443
Net income attributable to noncontrolling interests	(131)	(26)	(225)	(61)
Net income attributable to Tetra Tech	$127,745	$96,154	$247,724	$333,382

Earnings per share attributable to Tetra Tech:
Basic	$0.49	$0.36	$0.94	$1.25
Diluted	$0.48	$0.35	$0.93	$1.23

Weighted-average common shares outstanding:
Basic	262,184	267,687	264,713	267,364
Diluted	264,247	271,656	267,123	270,042

Cash dividends paid per share	0.065	0.058	0.246	0.220

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

(unaudited - in thousands)

	Fiscal Year Ended
	September 28,	September 29,
	2025	2024
Cash flows from operating activities:
Net income	$247,949	$333,443

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	58,276	73,677
Amortization of stock-based awards	33,946	31,155
Deferred income taxes	(11,297)	(19,980)
Provision for losses on accounts receivables	3,150	-
Impairment of goodwill	92,416	-
Fair value adjustments to contingent consideration	(12,228)	2,541
Acquisition and integration expenses	-	7,138
Other non-cash items	9,024	5,369
Changes in operating assets and liabilities, net of effects of business acquisitions and divestitures:
Accounts receivable and contract assets	(112,755)	(40,188)
Prepaid expenses and other assets	(30,563)	(20,894)
Accounts payable	2,398	18,091
Accrued compensation	18,879	6,657
Contract liabilities	73,489	4,704
Cash settled contingent earn-out liability	(11,170)	(7,943)
Income taxes receivable/payable	23,227	(35,530)
Other liabilities	72,944	468
Net cash provided by operating activities	457,685	358,708

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(97,263)	(93,650)
Capital expenditures	(18,633)	(18,135)
Proceeds from sale of assets	919	742
Proceeds from company-owned life insurance policies	1,934	-
Proceeds from divested business, net	2,406	-
Proceeds from loan repayment from divested business	3,883	-
Net cash used in investing activities	(106,754)	(111,043)

Cash flows from financing activities:
Proceeds from borrowings	715,000	217,000
Repayments on long-term debt	(771,027)	(287,000)
Payment of debt issuance costs	(2,738)	-
Repurchases of common stock	(249,984)	-
Shares repurchased for tax withholdings on share-based awards	(14,047)	(12,982)
Payments of contingent earn-out liabilities	(15,055)	(46,107)
Stock options exercised	469	3,067
Dividends paid	(65,039)	(58,828)
Principal payments on finance leases	(7,823)	(6,530)
Net cash used in financing activities	(410,244)	(191,380)

Effect of exchange rate changes on cash and cash equivalents	(5,004)	7,573

Net increase (decrease) in cash and cash equivalents	(64,317)	63,858
Cash and cash equivalents at beginning of year	232,689	168,831
Cash and cash equivalents at end of year	$168,372	$232,689

Supplemental information:
Cash paid during the period for:
Interest	$34,956	$36,855
Income taxes, net of refunds received of $17.2 million and $4.2 million	$110,830	$180,707

Non-cash financing activities:
Excise taxes accrued but not paid	$2,010	$-

Reconciliation of cash and cash equivalents to consolidated balance sheets:
Cash and cash equivalents	$167,459	$232,689
Cash and cash equivalents included in assets held-for-sale	913	-
Consolidated cash and cash equivalents	$168,372	$232,689

Tetra Tech, Inc.

Regulation G Information

September 28, 2025

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Consolidated
Revenue	3,504.0	4,522.6	1,228.3	1,251.6	2,479.9	1,344.3	3,824.2	1,374.5	5,198.7	1,420.6	1,322.1	2,742.7	1,369.8	4,112.5	1,330.1	5,442.6
Subcontractor Costs	(668.5)	(771.5)	(213.1)	(199.0)	(412.1)	(234.7)	(646.8)	(230.0)	(876.8)	(223.3)	(218.4)	(441.7)	(216.8)	(658.5)	(166.8)	(825.3)
Net Revenue	2,835.5	3,751.1	1,015.2	1,052.6	2,067.8	1,109.6	3,177.4	1,144.5	4,321.9	1,197.3	1,103.7	2,301.0	1,153.0	3,454.0	1,163.3	4,617.3

GSG Segment
Revenue	1,820.9	2,158.9	575.0	597.1	1,172.2	640.6	1,812.7	670.6	2,483.4	751.8	661.4	1,413.2	673.0	2,086.2	587.7	2,673.9
Subcontractor Costs	(484.4)	(523.4)	(132.3)	(130.6)	(263.0)	(152.3)	(415.3)	(158.1)	(573.4)	(150.6)	(140.5)	(291.1)	(152.6)	(443.6)	(100.5)	(544.1)
Net Revenue	1,336.5	1,635.5	442.7	466.5	909.2	488.3	1,397.4	512.5	1,910.0	601.2	520.9	1,122.1	520.4	1,642.6	487.2	2,129.8

CIG Segment
Revenue	1,738.4	2,424.6	669.1	671.2	1,340.3	723.6	2,063.9	722.9	2,786.7	688.2	678.9	1,367.1	715.8	2,082.8	761.9	2,844.6
Subcontractor Costs	(239.3)	(309.0)	(96.6)	(85.1)	(181.7)	(102.2)	(283.9)	(90.9)	(374.8)	(92.1)	(96.1)	(188.2)	(83.2)	(271.4)	(85.7)	(357.1)
Net Revenue	1,499.1	2,115.6	572.5	586.1	1,158.6	621.4	1,780.0	632.0	2,411.9	596.1	582.8	1,178.9	632.6	1,811.4	676.2	2,487.5

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Net Income Attributable to Tetra Tech	263,125	273,420	74,972	76,446	151,418	85,810	237,228	96,154	333,382	747	5,388	6,135	113,844	119,979	127,745	247,724
Income Tax Expense	85,602	127,526	26,523	31,341	57,864	32,894	90,757	39,266	130,023	14,530	25,700	40,230	42,815	83,045	46,624	129,668
Interest Expense	11,584	46,537	9,578	9,883	19,461	9,912	29,374	7,897	37,271	7,218	8,491	15,709	8,287	23,996	6,806	30,802
Depreciation	13,859	19,980	6,951	5,637	12,588	5,713	18,301	5,421	23,722	5,402	5,248	10,650	5,410	16,059	5,115	21,175
Amortization	13,174	41,226	12,533	12,094	24,627	13,790	38,417	11,538	49,955	10,660	8,629	19,289	8,287	27,577	9,524	37,101
FX Hedge Gain	(19,904)	(89,402)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
EBITDA	367,440	419,287	130,557	135,401	265,958	148,119	414,077	160,276	574,353	38,557	53,456	92,013	178,643	270,656	195,814	466,470

Contingent Consideration	-	12,255	(37)	14	(22)	500	477	2,064	2,541	(366)	(1,931)	(2,297)	(58)	(2,355)	(9,873)	(12,228)
Goodwill Impairment	-	-	-	-	-	-	-	-	-	-	92,416	92,416	-	92,416	-	92,416
Acquisition & Integration Expenses	-	49,554	-	-	-	-	-	7,138	7,138	-	-	-	-	-	-	-
Legal Contingency Costs	-	-	-	-	-	-	-	-	-	115,000	-	115,000	-	115,000	-	115,000
COVID-19 Credits	(6,486)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	360,954	481,096	130,520	135,415	265,936	148,619	414,554	169,478	584,032	153,191	143,941	297,132	178,585	475,717	185,941	661,658